                                                                     EXHIBIT 4.3

        TEMPORARY CERTIFICATE -- EXCHANGEABLE FOR DEFINITIVE CERTIFICATE
                            WHEN READY FOR DELIVERY
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COMMON STOCK                                                     COMMON STOCK

CT                         [CALPINE CORPORATION LOGO]

                              CALPINE CORPORATION
                                                                SEE REVERSE FOR
                                                              CERTAIN OPERATIONS
                          INCORPORATED UNDER THE LAWS OF      CUSIP  131347 10 6
                              THE STATE OF DELAWARE

THIS CERTIFIES THAT





IS THE OWNER OF

            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                         $.001 PAR VALUE PER SHARE, OF
                              CALPINE CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                              CALPINE CORPORATION
                                   CORPORATE
/s/ Ann B. Curtis                     SEAL             /s/ Peter Cartwright
- ----------------------                1982             -------------------------
SENIOR VICE PRESIDENT,              DELAWARE             CHAIRMAN OF THE BOARD,
CHIEF FINANCIAL OFFICER                                      PRESIDENT AND
   AND SECRETARY                                        CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
   FIRST CHICAGO TRUST COMPANY
         OF NEW YORK
          TRANSFER AGENT AND REGISTRAR

BY /s/ [SIGNATURE]
   -------------------------
     AUTHORIZED SIGNATURE

================================================================================





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  A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                UNIF GIFT MIN ACT --                  Custodian
TEN ENT -- as tenants by the entireties                             ----------------           ----------------
JT TEN  -- as joint tenants with right or                                (Cust)                   (Minor)
           survivorship and not as tenants                          under Uniform Gifts to Minors
           in common                                               Act
                                                                       ----------------------------------------
                                                                                        (State)
                                               UNIF TRF MIN ACT --             Custodian (until age           )
                                                                    ----------                      ----------
                                                                     (Cust)
                                                                                         under Uniform Transfers
                                                                    --------------------
                                                                    to Minors Act
                                                                                  ------------------------------
                                                                                           (State)

   ADDITIONAL ABBREVIATIONS MAY ALSO BE LISTED THOUGH NOT IN THE ABOVE LIST.

FOR VALUE RECEIVED,                              hereby sell(s), assign(s) and
                    ----------------------------
transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
- --------------------------------------

- --------------------------------------


- --------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
- -------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
- -----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -------------------------


                                  X
                                    -------------------------------------------
                                  X
                                    -------------------------------------------
                            NOTICE: The SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                    THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR ENLARGE-
                                    MENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By
   ------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-
BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PUR-
SUANT TO S.E.C. RULE 17A?-15.


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AMERICAN BANK NOTE COMPANY   AUG 29, 1996 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA  90807        046176bk
(310) 989-2333
(FAX) (310) 428-7460         Proof /s/ [Signature Illegible]  NEW
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